Schedule of One Percentage-Point Change In Assumed Health Care Cost Trend Rate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2013
Defined Benefit Plan Disclosure [Line Items]
Total service and interest cost components, Increase	$ 53
Total service and interest cost components, Decrease	(45)
Postretirement benefit obligation, Increase	1,317
Postretirement benefit obligation, Decrease	$ (1,132)